EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the “Assignment”) is made this 23rd day of December, 2013, by and between SCD#1, LLC, a Mississippi limited liability company (“Assignor”), and IREIT OLIVE BRANCH WEDGEWOOD, L.L.C., a Delaware limited liability company (“Assignee”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

1. Assignment of Leases. Assignor hereby assigns, transfers, sets over and conveys to Assignees all of its right, title and interest as landlord under all leases (“Leases”) pertaining to the real property described on Exhibit “A” hereto. A list of the tenants (which may be under their trade name or fictitious name) for the Leases is attached to this Assignment as Exhibit “B.” In addition, if and to the extent required by applicable law, Assignor does hereby quitclaim unto Assignee all of Assignor’s right, title, and interest in and to any and all refundable tenant deposits (and required interest thereon, if any) in Assignor’s possession with respect to the Leases as of the date of this Assignment (collectively, the “Tenants’ Deposits”).

2. Acceptance of Assignment of Lease. Assignee accepts the assignment of the Leases and Tenants’ Deposits, assumes the obligations of landlord or lessor arising under the Leases on or after the date of this Assignment, and agrees to perform all obligations of landlord under the Leases.

3. Indemnification. Assignor shall indemnify, defend and hold harmless Assignee from and against all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) caused by the failure of Assignor to pay or perform in a timely manner any obligation required to be paid or performed by the landlord under the Leases prior to the date of this Assignment, including, without limitation, all reconciliation claims for calendar year 2013 and calendar years prior to the date of this Assignment; and Assignee shall indemnify, defend and hold harmless Assignor from and against all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) caused by the failure of Assignee to pay or perform in a timely manner any obligation required to be paid or performed by the landlord under the Leases on or after the date of this Assignment, including, without limitation, all reconciliation claims for calendar year 2014 and subsequent years.

4. General Provisions. This Assignment may be signed in one or more counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument. Facsimile copies of this Assignment shall have the same effect as originals. This Assignment shall be governed in accordance with the laws of the State of Mississippi, without giving effect to the conflicts of laws principles thereunder. Jurisdiction for any legal proceeding related to this Assignment shall lie only in the applicable State and Federal courts located in DeSoto County, Nevada. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assignors.

(Signatures and acknowledgments begin on following pages)

IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first written above.

ASSIGNOR:

SCD#1, LLC,

a Mississippi limited liability company

By:         /s Bradley D. Smith

Name:  Bradley D. Smith

Its:        Chief Manager

ASSIGNEE:

IREIT OLIVE BRANCH WEDGEWOOD, L.L.C.,

a Delaware limited liability company

By:      Inland Real Estate Income Trust, Inc.,

           a Maryland corporation, its sole member

    By:       /s Marcia L. Grant

    Name: Marcia L. Grant

    Its:       Assistant Secretary

EXHIBIT “A”

to

Assignment of Leases

Description of Real Property

Land situated in DeSoto County, Mississippi:

PARCEL 1, Lot 2:

Being located in the Southwest Quarter of section 25, Township 1 South, Range 7 West in the City of Olive Branch, DeSoto County, Mississippi, and being Lot 2 of Wedgewood Commons as recorded in Plat Book 97, Page 24 at the Chancery Clerk's Office of said County and being more particularly described as Follows:

Commencing at the southwest comer of Section 25, Township 1 South, Range 7 West, said point being the intersection of the old centerline of Goodman Road (Hwy. #302) and the old centerline of Pleasant Hill Road per Mississippi Department of Transportation Right-Of-Way Plat, Federal Aid Project Number 19-0021-01018-10; thence N21 °36'05" E a distance of 279.61 feet to a found right-of-way monument at the southwest corner of Lot 1 of Wedgewood Commons (Plat Book 95, Page 48), said point being in the east right-of-way line of Pleasant Hill Road (public R.O.W. varies); thence S63°14'15" E a distance of 196.00 feet to a point in the north right-of-way line of Goodman Road (Hwy. #302) (public R.O.W. varies); thence with said north right-of-way line, S89°57'21" E a distance of 65.14 feet to a point at the southeast comer of said Lot 1; thence with the east line of said Lot 1, N00°04'06" E a distance of 77 .09 feet to a set 1/2" rebar (with I.D. Cap stamped "Reaves Firm" and typical of all rebar referred to herein as set) for the Point Of Beginning; thence continuing with said East line of Lot 1, N00°04'06" E a distance of 227.95 feet to a found iron pipe at the northeast corner of said Lot 1, said point being in the south line of Lot 4 of Wedgewood Commons (Plat Book 104, Page 43); thence with said south line of Lot 4, N89°36'51" E a distance of 363.48 feet to a set 1/2" rebar; thence S45°23'09" E a distance of 48.89 feet to a set 1/2" rebar in a west line of said Lot 4; thence with the said west line of Lot 4, S00°23'09" E a distance of 193.3 7 feet to a set 1/2" rebar in a north line of said Lot 4; thence with said north line of Lot 4, S89°36'50' W a distance of 399.86 feet to the Point of Beginning.

PARCEL 2, Lot 3:

Being located in the southwest quarter of Section 25, Township 1 South, Range 7 West in the City of Olive Branch, DeSoto County, Mississippi, and being a portion of the GPHI, LLC property as recorded in Book 471, Page 696 at the Chancery Clerk's Office of said County and being further referenced as Lot 3 of Wedgewood Commons Development as recorded in Plat Book 104, Page 41, at said Chancer Clerk's Office and being more particularly described as follows:

Exhibit A to Assignment of Leases

Commencing at the southwest comer of Section 25, township I South, Range 7 west, said point being the intersection of the old centerline of Goodman Road (Hwy. #302) and the old centerline of Pleasant Hill Road per Mississippi Department of Transportation Right-Of-Way Plat, Federal Aid Project Number 19- 0021-01-018-10; thence N21°36'05" E a distance of 279.61 feet to a found right-of-way monument at the southwest comer of Lot 1 of Wedgewood Commons(Plat Book 95, Page 48), said point being in the east right-of-way line of Pleasant Hill Road (public R.O.W. varies); thence S63°14'15" E a distance of 196.00 feet to a point in the north right-of-way line of Goodman Road (Hwy. #302) (public R.O.W. varies); thence with said north right-of-way line, S89°57'21" E a Distance of 167.79 feet to a found right-of-way monument; thence a distance of 305.38 feet to a found right-of-way monument; thence S80°39'05" E a distance of 28.74 feet to a set 1/2" rebar (with I.D. Cap stamped "Reaves Firm" and typical of all rebar referred to herein as set) at ta southeast comer of Lot 5 of Wedgewood Commons (Plat Book 104, Page 45) and being the Point of Beginning; thence with an east line of said Lot 5, N00°23'09" W a distance of 301.19 feet to a set 1/2" rebar; thence N42°49'OO" E a distance of 40.47 feet to a set 1/2" Rebar in a south line of said Lot 5; thence with said south line of Lot 5 N00°00'00" E a distance of 289.29 feet to a set 1/2" rebar; thence S42°49'00" E a distance of 39.32 feet to a set rebar; thence with an east line of said Lot 5 S00°00’00" E a distance of 342.65 feet to a set 1/2" rebar in the said north right-of-way line of Goodman Road; thence with said north right-of-way line of Goodman Road, N85°26'59" W a distance of l83.93 feet to a found right-of-way monument thence N80°39'05" W a distance of 160.27 feet to the Point of Beginning.

PARCEL 3, Lot 4

Being located in the southwest quarter of Section 25, Township 1 South, Range 7 West in the City of Olive Branch, DeSoto County, Mississippi, and being the GPHI, LLC property as recorded in Book 471, Page 696 and the GPHI, LLC property as recorded in Book 471, Page 708 at the Chancery Clerk's Office of said County and being further referenced as Lot 4 of Wedgewood Commons Development as recorded in Plat Book 104, Page 43 of said Chancery Clerk's Office and being more particularly described as follows:

Commencing at the southwest corner of Section 25, Township 1 South, Range 7 West, said point being the intersection of the old centerline of Goodman Road (Hwy. 302) and the old centerline of Pleasant Hill Road per Mississippi Department of Transportation Right-Of-Way Plat, Federal Aid Project Number 19- 0021-01-018-10; thence N21°36'05" E a distance of 279.61 feet to a found right-of-way monument at the southwest corner of Lot 1 of Wedgewood Commons (Plat Book 95, Page 48), said point being in the east right-of-way line of Pleasant Hill Road (public R.O.W. varies); thence with said east right-of-way line of Pleasant Hill Road, N00°07'23" E a distance of 215.12 feet to a set 1/2" rebar (with I.D". Cap stamped 'Reaves Firm' and typical of all rebar referred to herein as set) at the northwest comer of said Lot 1 of Wedge wood Commons and being the Point of Beginning; thence with the said east right-of-way line of said Pleasant Hill Road, N00°07'23" E a distance of 44.71 feet to a point; thence N09°57'34" W a distance of 117.62 feet to a found right-of-way monument; thence continuing N09°57'34" W a distance of 229.47 feet to a set 1/2" rebar; thence with a non-tangent curve to the right, having a radius of 490.00 feet and an arc length of 27.07 feet (chord N02°18'22" W - 27.07 feet) to a point of tangency; thence N00°43'24" W a distance of 411.25 feet to a set 1/2" rebar in the south line of the GPHI, LLC property (Book 471, Page 711); thence with said south line of the GPHI, LLC property, N89°38'26" E a distance of 616.04 feet to a set 1/2" rebar at the northwest comer of Lot 5 of Wedgewood Commons (Plat Book 104, Page 45); thence with the west line of said Lot 5, S00°21'34" E a distance of 59.70 feet to a set 1/2" rebar; thence S40°42'01" E a distance of 126.S9 feet to a set 1/2" rebar; thence S00°00'00" E a distance of 44.37 feet to a set 1/2" rebar; thence S90°00'00'' E a distance of 12.83 feet to a set 1/2" rebar; thence S00°00'00" E a distance of 294.59 feet to a set 1/2" rebar; thence N90°00'00'' W a distance of 191.25 feet to a set 1/2" rebar; thence S00°00'00" E a distance of 312.54 feet to a set 1/2" rebar; thence S90°00'00'' E a distance of 200.96 feet to a set 1/2" rebar; thence S00°23'09" E a distance of 347.79 feet to a set 1/2" rebar in the north right-of- way line of said Goodman Road; thence with said north right-of-way line of Goodman Road, N80°39'05" W a distance of 10.98 feet to a found right-of-way monument; thence N86°01'19" W a distance of 305.38 feet to a found right-of-way monument; thence N89°57'21" W a distance of 102.65 feet to a set 1/2" rebar at the southeast corner of said Lot 1 of Wedgewood Commons; thence with the east line of said Lot 1, N00°04'06" E a distance of 77.09 feet to a set 1/2" rebar at the southwest corner of Lot 2 of Wedgewood Commons (Plat Book 97, Page 24); thence with the south line of said Lot 2, N89°36'50" E a distance of 399.86 feet to a set 1/2" rebar at the southwest corner of said Lot 2; thence with the east line of said Lot 2, N00°23'09" W a distance of 193.37 feet to a set 1/2" rebar; thence N45°23'09" W a distance of 48.89 feet to a set 1/2" rebar; thence with the north line of said Lot 2, S89°36'51 "W a distance of 603.53 feet to the Point of Beginning.

Exhibit A to Assignment of Leases

PARCEL 4, Lot 6:

Being located in the Southwest Quarter of Section 25, Township 1 South, Range 7 West in the City of Olive Branch, DeSoto County, Mississippi, and being a portion of Parcel "C" of the Lot 6 SCD #1, LLC property as recorded in Book 564, Page 496 at the Chancery Clerk's Office of said county and being more particularly described as follows:

Commencing at the southwest comer of Section 25, Township 1 South, Range 7 West, said point being the intersection of the old centerline of Goodman Road (Hwy. #302) and the old centerline of Pleasant Hill Road per Mississippi Department of Transportation Right-of-Way Plat, Federal Aid Project Number 19-0021-01-018-10; thence N21°36'05" E a distance of 279.61 feet to a found right-of-way monument at the southwest corner of Lot 1 of Wedge wood Commons (Plat Book 95, Page 48), said point being in the east right-of-way line of Pleasant Hill Road (public R.O.W. varies), thence S63°14'15" E a distance of 196.00 feet to a point in the north right-of-way line of Goodman Road (Hwy #302) (public R.O.W. varies); thence with said north right-of-way line S89°57'21" E a distance of 167.79 feet to a found rightof-way monument; thence S86°01'19" E a distance of 305.38 feet to a found right-of-way monument, thence S80°39'05" E a distance of 189.01 feet to a found right-of-way monument, thence S85°26'59" E a distance of 249.13 feet to a point at the southeast corner of Lot 5 of Wedgewood Commons (Plat Book 104, Page 45) for the POINT OF BEGINNING: thence N00°00'00" W a distance of 378.39 feet to a point; thence S90°00'00" E a distance of 27.94 feet of a point; thence N00°00'00" W a distance of 828.98 feet to a point in the south line of the Pleasant Hill Holdings, LLC property (Book 592, Page 16); thence with the south line of the Pleasant Hill Holdings, LLC property, N89°38'26" E a distance of 71.03 feet to a found steel fencepost at the northwest comer of Lot 12 of South branch Subdivision (PB. 26, PG. 37); thence with the west line of said Lot 12 and the west lines of Lots 11, 10, and 9 of said Southbranch Subdivision, S01 °03'07" E a distance of 847.18 feet to a point at the southwest corner of Lot 8 of said Southbranch Subdivision; thence with the south line of said Lot 8 of said Southbranch Subdivision, S89°36'02" E a distance of 284.35 feet to a found iron pin; thence S00°00'00" W a distance of 389.64 feet to a point in the north right-of-way line of said Goodman Road; thence N85°10'14" W along said north line a distance of 151.11 feet to a found right-of-way monument; thence N86°10'41" W a distance of 128.33 feet to a point; thence N85°26'59" W a distance of 120.64 feet to the POINT OF BEGINNING.

PARCEL 5: Easement

TOGETHER WITH A RECIPROCAL EASEMENT FOR ACCESS, INGRESS AND EGRESS of record in Operation and Easement Agreement by and between Target Corporation and SCD#I, LLC, recorded in Book 565, Page 141, in the Office of the Chancery Court Clerk, DeSoto County, Mississippi.

FOR INFORMATIONAL PURPOSES ONLY: The tax parcel number is 1077 25000 00002.00

Exhibit A to Assignment of Leases

EXHIBIT “B”

TO

ASIGNMENT OF LEASES

list of leases

(see attached)

Exhibit B – to Exhibit 10.4

Wedgewood Commons

5036 - 5150 Goodman Rd.

Olive Branch, MS 38654

Presentation Rent Roll & Current Term Tenant Summary

As of Jan-2013 for 170,096 Square Feet

Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to
TJ Maxx		$-	-	-
Retail, Suite: 5050	24,000	$-
		$-
		$-
Ross		$-	-	-
Retail, Suite: 5040	22,000	$-
		$-
		$-
Michaels		$-	-	-
Retail, Suite: 5030	21,360	$-
		$-
		$-
Home Goods		$-	-	-
Retail, Suite: 5020	24,000	$-
		$-
		$-
B-1

Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to

Rack Room Shoes		$-	-	-
Retail, Suite: 5060	5,500	$-
		$-
		$-
Proposed Jr. Anchor		$-
Retail	7,838	$-
		$-
		$-
Spec Retail		$-
Retail	3,000	$-
		$-
		$-
BUILDING A
Hollywood Feed		$-	-	-
Retail, Suite: 5070-101	3,373	$-
		$-
		$-
AT&T		$-	-	-
Retail, Suite: 5070-115	3,562	$-
		$-
		$-
B-2

Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to

Sport Clips		$-	-	-
Retail, Suite: 5070-113	1,335	$-
		$-
		$-
Goulds Day Spa		$-
Retail, Suite: 5070-109	5,522	$-
		$-
		$-
TCBY		$-
Retail, Suite: 5070-111	1,921	$-
		$-
		$-
Lindy Lou’s Boutique		$-
Retail, Suite: 5070-105	1,335	$-
		$-
		$-
Master Jeweler		$-
Retail, Suite: 5070-103	1,841	$-
		$-
		$-
B-3

Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to

BUILDING B
Back on Track Chiropratic		$-
Retail, Suite: 5036-110	1,888	$-
		$-
		$-
Desoto Laser		$-
Retail, Suite: 5036-116	3,070	$-
		$-
		$-
Richard Williams, DDS		$-
Retail, Suite: 5036-118	1,572	$-
		$-
		$-
The Courtyard		$-
Retail, Suite: 5036-120	1,696	$-
		$-
		$-
Simply Uniform		$-
Retail, Suite: 5036-112	1,611	$-
		$-
		$-
B-4

Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to

BUILDING C
Sweet Peppers Deli		$-
Retail, Suite: 5218-101	3,619	$-
		$-
		$-
Batteries Plus		$-
Retail, Suite: 5218-103	1,606	$-
		$-
		$-
C Spire		$-
Retail, Suite: 5218-113	3,038	$-
		$-
		$-
Urban Fusion		$-
Retail, Suite: 5218-111	2,753	$-
		$-
		$-
American Dental		$-
Retail, Suite: 5218-109	3,233	$-
		$-
		$-
B-5

Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to

Leslie Pools		$-
Retail, Suite: 5218-107	3,019	$-
		$-
		$-
The Wine Cellar		$-
Retail	2,216	$-
		$-
		$-
BUILDING D
GNC		$-
Retail, Suite: 5142-105	1,338	$-
		$-
		$-
Mattress Firm		$-
Retail, Suite: 5142-101	4,178	$-
		$-
		$-
Pink Coconut	5,082	$-
Retail, Suite: 5142-113		$-
		$-
		$-
B-6

Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to

Urgent Care		$-
Retail, Suite: 5142-107	3,590	$-
		$-
		$-
Total Occupied SqFt	170,096
Total Available SqFt	0

B-7